1 Frequently Asked Questions about JCAP’s Latest Capital Initiative Exhibit 99.2

2 Safe Harbor Disclosure Regarding Forward - Looking Statements This presentation includes forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including statements regarding the amount of future self - storage investments and potential increases in book value. Words such as “should,” “could,” “would,” “predicts,” “believes,” “estimates,” “plans,” “expects,” and “intends” and similar terms and phrases or their negatives are used in this press release to identify forward - looking statements. The ultimate occurrence of events and results referenced in these forward - looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. These forward - looking statements are based upon the Company's present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur or be achieved. Investors should not place undue reliance upon forward - looking statements. For a discussion of risks facing our business, see the information under the heading “Risk Factors” in our Annual Report on Form 10 - K and other reports or information that we file with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov .

3 We have just announced a major capital commitment from NexPoint Advisors, L.P. , an affiliate of Highland Capital Management, L.P. (together with its affiliates, “Highland”), a Dallas - based investment company, that we believe will dramatically fuel our growth and substantially enhance shareholder value. We believe this capital will support up to $200 million of additional high - quality self - storage development investments, potentially could create incremental book value of $8 to $10 per share of common stock and drive our book value to between $26 and $29 by the end of 2019. This presentation will inform you about the key components of this capital raising initiative: We have issued a press release regarding the transaction and will file a Current Report on Form 8 - K under SEC rules describing the materials term of the transaction. You should read the press release and the 8 - K for a more complete understanding of the transaction. Both the press release and the Form 8 - K are available on the Investor Relations page of our website at www.jernigancapital.com , and on the website of the SEC at www.sec.gov . What is the purpose of these FAQs? Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital over a two year period Funding Schedule Drawn in $5 million minimum increments to match fund JCAP investments; flexible structure allows JCAP to layer in up to $75 million of A notes/senior participations and other types of capital to optimally finance investments Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or Additional Series A P referred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR Comparison to Other Capital ~$3.00 to ~$8.00 more accretive to common shareholder book value than other available alternatives such as additional JV or public preferred or common equity offering Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests

4 First and foremost, funds managed by Highland are current JCAP common shareholders, having acquired over 4% of our outstanding common stock in the open market. Highland Capital Management, L.P. is an SEC - registered investment adviser based in Dallas, Texas. Founded in 1993, Highland has approximately $17.0 billion of assets under management. Highland invests in both equity and debt securities. Highland’s diversified client base includes public pension plans, foundations, endowments, corporations, financial institutions, fund of funds, governments and high net - worth individuals. Highland maintains offices in Dallas, New York, Sao Paulo, Singapore and Seoul. Highland’s real estate arm, including NexPoint Advisors, L.P. and NexPoint Real Estate Advisors, L.P., shares personnel and other resources with Highland and manages approximately $2.5 billion of real estate assets across every property type and capital position. The Highland personnel have extensive experience investing across all types of real estate assets and throughout the capital stack, including common equity, preferred equity, mezzanine debt and first mortgage debt. Highland and its affiliates have a high level of knowledge about JCAP and our business model and wish to support JCAP’s long - term growth prospects as a substantial institutional investor. Who is Highland Capital Management?

5 • Up to $125 million of Series A Preferred Stock, liquidation preference $1,000 per share (“Series A Preferred Stock”) • Senior to JCAP’s common stock, junior to JCAP indebtedness, including senior participations/A notes sold on JCAP’s loans, and pari passu with or senior to any other future series of JCAP preferred stock • Perpetual preferred stock, meaning that Series A Preferred Stock does not have a definitive mandatory redemption date; therefore, it is permanent equity capital • Optional redemption by JCAP after five years from closing at 5% premium; optional redemption at par after six years from closing, allowing us to manage our capital in a manner that maximizes shareholder value • Issuable in $5 million minimum increments over two year period; minimum issuance of $50 million by August 1, 2018, allowing JCAP to match fund its pipeline of high quality self - storage development investments – JCAP permitted to issue A notes/senior participations on investments at lower rates (currently ~4%) – JCAP may issue other types of equity securities (e.g. common stock) subject to $50 million Series A minimum issuance amount – Structure allows JCAP to optimally capitalize investment portfolio to drive common share value • Mandatory redemption upon a change of control at liquidation preference per share, plus accumulated and unpaid cash and PIK dividends and a make - whole premium (subject to 14% total return cap) What is the structure of Highland’s investment?

6 • 7% per annum cumulative cash dividend, payable quarterly in arrears – dividend rate is equal to the dividend rate per share on $20.00 common stock IPO price and roughly equivalent to the effective interest rate (including origination fees amortization) on JCAP self - storage development investments; subject to limited exceptions, quarterly dividends accumulate and must be paid before any other dividend is paid by JCAP on either our common stock or other series of preferred stock • Cash dividend rate increases to 8.5% per annum if Series A Preferred Stock remains outstanding on August 1, 2022 (with JCAP having right to redeem the Series A Preferred Stock after August 1, 2021) • Participating dividend (the “PIK Dividend”) equal to the lesser of 25% of any incremental increase in JCAP book value resulting from earnings and fair value accretion or the amount that would result in the cumulative total return on the Series A Preferred Stock to equal a 14% internal rate of return; PIK Dividend payable in JCAP common stock or additional Series A Preferred Stock • PIK Dividend payable in common stock subject to 17.5% ownership limitation on all common stock owned by Highland and its affiliates, including current ownership of approximately 4% • Participating Dividend is highly accretive to existing common stockholders – Not payable in cash, allowing cash to be used for additional high yielding investments – Limited to lesser of 25% of incremental increase in JCAP book value resulting from earnings and fair value accretion or 14% cumulative IRR – compared to issuance of 6,000,000 new shares of common stock at IPO price, portion of incremental book value to existing common shareholders is doubled What is the dividend on the Series A Preferred Stock?

7 • Up to $125 million of new commitments with Series A Preferred Stock • Additional $75 million of new commitments with A notes/senior participations on investments financed with Series A Preferred Stock – Since early May, we have successfully sold A notes/senior participations equal to ~58% of JCAP investment amount on all of our development investments that have reached the certificate of occupancy stage – A note rates have been approximately 350 bps over 30 day LIBOR (< 4.0%) with no fees, low costs and rapid closings – Interest from community and small regional banks has been robust, providing reliable indicator of market depth • Potentially $200 million of new commitments supported by Series A Preferred Stock and corresponding A notes is roughly 1/3 of ~$600 million pipeline How much of the JCAP investment pipeline will the Highland commitment support?

8 • Since November 2014, JCAP management has analyzed 490 self - storage sites and approximately $3.6 billion of potential investments • Current term sheets ~$70 million expected to close Q3 2016 • Approximately $91 million in underwriting with closings possible Q4 2016 and likely Q1 2017 • Additional $447 million under various stages of review – JCAP has site addresses and demographic information but awaiting cost and financial information • Closed $216 million of investments in the first 13 months since IPO in April 2015 and additional $49 million scheduled to close into Heitman JV between now and August 15, 2016 • Track record supports expected full commitment of $125 million of Series A Preferred Stock and $75 million of A note proceeds within the next 3 quarters with expected full deployment of all capital over the next 7 quarters Does JCAP have sufficient pipeline to provide $200 million of new investment opportunities?

9 How much shareholder value is expected to be created from $200 million of new on - balance sheet investments? We believe these economics will result in material appreciation of our common stock price, significantly reduce our cost of capital and allow for future common equity issuance to support additional growth Total Cost: $222,000 Aggregate Exit Value: $350,000 - $375,000 Assuming 9.00 - 9.50% development yield and 5.25 - 5.75% exit cap rate JCAP Profit Allocation: $50,000 - $55,000 After Participating Dividend to Highland Capital Projected Incremental Book Value per Share: $8.00 - $10.00 Annual Interest Income: $14,300 Including amortization of origination fees Cash Funding Cost: $11,800 Dividends on Series A Preferred Stock and A notes/senior participations Annual Cash Net Investment Income: $2,500 No dilution due to match funding provision in Highland Capital commitment Heitman JV Projected Book Value per Share Increase ( net of Highland PIK ): $1.50 - $ 2.00 Total Incremental Book Value Per Share Increase: $9.50 - $ 12.00 Estimated Book Value per Share at Year - End 2019: $ 26.50 - $29.00 Note: $ in 000s except per share values

10 • Provides up to $125 million of capital, supporting $200 million of additional investments in $600+ million pipeline of brand new, high quality, well - located self - storage developments • Possibility to create $8.00 to $10.00 of incremental book value per common share, which is $ 3.00 to $8.00 more accretive to book value than other available capital alternatives • Draw feature allows JCAP to match fund development investments to avoid dividend dilution, operating in much the same way as a credit facility • 7% cash dividend per share matches JCAP interest income on development investments and current common dividend if share price were $20.00 (IPO price), and capital from lower cost A note/senior participations invested in $75 million of additional investments earns attractive spread after fully invested • Participating Dividend with 14% IRR Total Return Cap provides JCAP common stockholders with substantially higher share of fair value accretion than alternative capital sources • Optional redemption after 5 years from issuance allows JCAP to manage future cost of capital • Leverage level will remain lower than other mortgage REITs and closer to equity REIT capital stacks • $50 million investment minimum and 2 year commitment period affords JCAP capital flexibility to optimize enterprise value • Removes risk of public equity window not being open to JCAP What are the advantages of the Highland investment? The Highland Structured Preferred Investment is Dramatically Better for JCAP Common Stockholders Than Any Alternative